                                   EXHIBIT 23

                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


   We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-63094, No. 33-38240, No. 333-32729, and No. 333-47687) of
Tidewater Inc. of our report dated April 23, 2001, with respect to the consolidated financial statements and schedule of Tidewater Inc. included in this Annual Report (Form 10-K) for the year ended March 31, 2001.



                                                 Ernst & Young LLP


New Orleans, Louisiana
April 23, 2001